UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FREIGHTCAR AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

_____, 2020

Dear FreightCar America Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of FreightCar America, Inc. (“we,” “us” or the “Company”) to be held at _____ (local time) on ______, 2020 in virtual format only as described below.

In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Special Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Special Meeting online by visiting www.meetingcenter.io/232416354 and entering the password “RAIL2020”, where you will be able to listen to the meeting live, submit questions and vote. As always, we encourage you to vote your shares prior to the Special Meeting.

As disclosed on October 13, 2020, the Company entered into a credit agreement providing for a term loan to the Company of $40 million (the “Term Loan”) subject to the satisfaction of certain conditions, including the issuance to an affiliate of the lender of a warrant (the “Warrant”) to purchase 23% of the Company’s outstanding common stock on a fully-diluted basis at the time the Warrant is exercised, after giving effect to such issuance (the “Warrant Shares”). The Board of Directors of the Company and its senior management believe that the funding of the Term Loan is critical to the Company’s ability to execute its manufacturing and operational strategy.

The purpose of the Special Meeting is to consider and vote upon a proposal to approve the issuance of the Warrant Shares, as required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) for certain private issuances of more than 20% of our outstanding common stock. The funding of the Term Loan is conditioned upon stockholder approval at the Special Meeting of the issuance of the Warrant Shares upon any exercise of the Warrant. In addition, stockholders will consider and vote upon such other business as may properly come before the meeting.

Whether or not you plan to attend the virtual meeting and regardless of the number of shares you own, it is important that your shares be represented at the Special Meeting. After reading the enclosed proxy statement, please promptly vote your shares in accordance with the instructions on the enclosed proxy card to assure that your shares will be represented.

The board of directors and management appreciate your continued confidence in FreightCar America and look forward to your participation in the Special Meeting.

Sincerely,

/s/ William D. Gehl
WILLIAM D. GEHL
Chairman of the Board

FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on ____, 2020

_____, 2020

Dear FreightCar America Stockholder:

We are notifying you that a Special Meeting of Stockholders of FreightCar America, Inc. will be held at ____ (local time) on _____, _____, 2020. In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Special Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. You will be able to attend and participate in the Special Meeting online by visiting www.meetingcenter.io/232416354 and entering the password “RAIL2020”, where you will be able to listen to the meeting live, submit questions and vote. The Special Meeting is being held for the following purposes:

1.	To approve the issuance of 23% of our outstanding common stock on a fully-diluted basis at the time the Warrant is exercised (after giving effect to such issuance), as required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) for certain private issuances of more than 20% of our outstanding common stock.

2.	Such other business properly coming before the meeting.

We provide our materials in connection with the Special Meeting pursuant to the full set delivery option. Under the full set delivery option, a company delivers all proxy materials to its stockholders. The approximate date on which the proxy statement and the proxy card are intended to be first sent or given to our stockholders is _____, 2020. This delivery can be by mail, or if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to its stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include this Notice of Special Meeting of Stockholders (the “Notice”), proxy statement and proxy card. These materials are available free of charge on our website at www.meetingcenter.io/232416354 and www.railproxy.info.

Each of the matters listed above is described in further detail in this proxy statement.

Only stockholders of record at the close of business on ____, 2020 are entitled to vote at the Special Meeting and any postponements or adjournments of the Special Meeting. A complete list of these stockholders will be available at our principal executive offices prior to the Special Meeting.

Whether or not you plan to attend the Special Meeting, please be sure to vote your shares in accordance with the instructions on the enclosed proxy card as promptly as possible. You can withdraw your proxy at any time before it is voted.

By order of the Board of Directors,

/s/ Christopher J. Eppel

CHRISTOPHER J. EPPEL
Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON                , 2020:

This communication presents only an overview of the more complete proxy materials that were provided to you. We encourage you to access and review all of the important information contained in the proxy materials before voting.

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Special Meeting to be held on ______, 2020, at ____ (local time), and at any postponements or adjournments of the Special Meeting. The proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described herein, and includes information on the following matters, among other things:

●	The date, time and location of the Special Meeting;

●	A list of the matters being submitted to the stockholders for approval; and

●	Information concerning voting at the Special Meeting.

The proxy statement and relevant documents are available at www.railproxy.info.

TABLE OF CONTENTS

Page

ABOUT THE MEETING	1
What is the purpose of the special meeting?	1
What are our voting recommendations?	4
Why did the Company Approve the Term Loan Agreement and the Warrant?	4
Who is entitled to vote?	4
What constitutes a quorum?	4
How do I vote?	5
Can I revoke my proxy or change my vote after I return my proxy card?	5
What vote is required to approve each matter that comes before the Special Meeting?	6
What will be the consequences if the proposal is not approved?	6
What is the impact on my holdings of Company common stock if the Warrantholder or any of its affiliates exercises the Warrant?	6
Who will bear the costs of soliciting votes for the meeting?	6
PROPOSAL TO BE VOTED ON	7
Proposal 1 – Approval of the Issuance of the Warrant Shares Issuable Upon Exercise of the Warrant	7
STOCK OWNERSHIP	12
Security Ownership of Certain Beneficial Owners and Management	12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13
2021 ANNUAL MEETING OF STOCKHOLDERS	14
“HOUSEHOLDING” OF PROXY MATERIALS	14
OTHER MATTERS	14

i

FREIGHTCAR AMERICA, INC.

125 South Wacker Drive, Suite 1500

Chicago, Illinois 60606

PROXY STATEMENT

The board of directors (the “Board”) of FreightCar America, Inc. (“FreightCar America” or the “Company”) is asking for your proxy for use at the special meeting of stockholders to be held in virtual format at ____ (local time) on _____, 2020 at www.meetingcenter.io/232416354 (the “Special Meeting”). In light of the COVID-19 (Coronavirus) pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Special Meeting will be held in virtual format only, via live webcast on the Internet, with no physical, in-person meeting. We are initially mailing this proxy statement (the “Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) to our stockholders on _____, 2020.

ABOUT THE MEETING

What is the purpose of the special meeting?

The purpose of the Special Meeting is to consider and vote upon a proposal to approve the issuance of 23% of our outstanding common stock on a fully-diluted basis at the time the Warrant is exercised (after giving effect to such issuance) issuable upon exercise of the Warrant, as required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) for certain private issuances of more than 20% of our outstanding common stock. In addition, stockholders will consider and vote upon a proposal to transact such other business as may properly come before the meeting. The Warrant issuance is an integral part of the Company’s strategic plan, as more fully described below.

As a part of the Company’s plan to enhance its financial flexibility, simplify its existing corporate structure and facilitate a more seamless shift of its operations at its Alabama facility to Mexico, the Company has entered into agreements with various parties including third party financing providers, which is described below. By shifting operations to its new facility in Castaños, Mexico (the “Mexico Facility”), the Company will be able to more effectively and efficiently execute its business plans and will be better suited to enhance profitability for the Company and its stockholders.

As previously disclosed, on October 8, 2020, the Company and its wholly owned subsidiary, FreightCar Alabama, LLC (“FreightCar Alabama”), entered into the Third Amendment to Industrial Facility Lease (the “Lease Amendment”) with Teachers’ Retirement System of Alabama and the Employees’ Retirement System of Alabama, as landlord (collectively, the “Landlord”), in connection with the Industrial Facility Lease, dated as of September 29, 2011, which was assigned to FreightCar Alabama on February 28, 2018 and amended by that certain Second Amendment to Industrial Facility Lease by and among FreightCar Alabama, the Landlord and the Company, as Guarantor, dated as of February 26, 2019 (as previously amended and assigned, the “Original Lease”), relating to the Company’s facility in Cherokee, Alabama (the “Alabama Facility”).

Early Termination of Alabama Facility Lease

The Lease Amendment was entered into in connection with the upcoming closure of the Alabama Facility, which was previously disclosed in the Company’s Form 8-K filed on September 10, 2020. The Lease Amendment amends the Original Lease to shorten its term by amending the expiration date from December 31, 2026 to February 28, 2021, with a single one-month extension of the new February 28, 2021 expiration date at the option of FreightCar Alabama, and provides FreightCar Alabama with the option to store railcars and other rolling stock from the end of the term through June 30, 2021 at no additional rent or other costs. In addition, the Landlord has agreed in the Lease Amendment to waive the base rent payable under the Original Lease for the months of October 2020 through February 2021. As consideration for the Landlord’s entry into the Lease Amendment and the aforementioned rent waiver, the Company and FreightCar Alabama agreed to sell and transfer Facility-related assets to the Landlord. The Lease Amendment was filed as Exhibit 10.1 to the Company’s Form 8-K filed on October 13, 2020.

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New Asset-Backed Loan Facility

Also, on October 8, 2020, the Company entered into a Loan and Security Agreement (the “Siena Loan Agreement”) by and among the Company, as guarantor, and certain of its subsidiaries, as borrowers (together with the Company, the “Loan Parties”), and Siena Lending Group LLC, as lender (“Siena”). Pursuant to the Siena Loan Agreement, Siena provided an asset backed credit facility, in the maximum aggregate principal amount of up to $20.0 million, consisting of revolving loans. The Siena Loan Agreement replaced the Company’s prior revolving credit facility under the Credit and Security Agreement dated as of April 12, 2019, among the Company and certain of its subsidiaries, as borrowers and guarantors, and BMO Harris Bank N.A., as lender, as amended from time to time, which was terminated effective October 8, 2020 and otherwise would have matured on April 12, 2024. The Siena Loan Agreement has a term ending on October 8, 2023. Revolving loans outstanding thereunder bear interest, subject to the provisions of the Siena Loan Agreement, at the Base Rate (as defined in the Siena Loan Agreement) plus 3.00% per annum.

The Siena Loan Agreement provides for a revolving credit facility with maximum availability of $20.0 million, subject to borrowing base requirements set forth in the Siena Loan Agreement, which generally limit availability under the revolving credit facility to (a) 85% of the value of eligible accounts and (b) up to the lesser of (i) 50% of the lower of cost or market value of eligible inventory and (ii) 85% of the net orderly liquidation value of eligible inventory, and as reduced by reserves established by Siena from time to time in accordance with the Siena Loan Agreement. The Siena Loan Agreement contains affirmative and negative covenants, including, without limitation, limitations on future indebtedness, liens and investments. The Siena Loan Agreement also provides for customary events of default. Pursuant to the terms and conditions set forth in the Siena Loan Agreement, each of the Loan Parties granted Siena a continuing lien upon certain assets of the Loan Parties to secure the obligations of the Loan Parties under the Siena Loan Agreement. The Siena Loan Agreement was filed as Exhibit 10.2 to the Company’s Form 8-K filed on October 13, 2020.

Joint Venture for Mexico-Based Railcar Production

In September 2019, the Company formed a 50-50 joint venture with Fabricaciones y Servicios de México, S.A. de C.V. (“Fasemex Mexico”), to manufacture new railcars and convert existing railcars at the Mexico Facility. In early October, the Mexico Facility completed its Association of American Railroads (“AAR”) certification audits and is currently awaiting issuance of the certifications applied for in order to be able to start shipping railcars. The Mexico Facility produced its first railcar in September 2020. The Mexico Facility is expected to be fully operational in early 2021. As the Mexico Facility moves closer to being able to start shipping railcars, the Company, through its wholly owned subsidiary, FreightCar North America, LLC (f/k/a FCAI Holdings, LLC) (“FreightCar North America”) entered into an equity purchase agreement dated October 16, 2020 (the “Equity Purchase Agreement”) with Fasemex, Inc. (the “US Seller”), Fasemex Mexico and Agben de Mexico, S.A. de C.V. (“Agben” and, together with Fasemex Mexico, the “MX Sellers”, and the MX Sellers, together with the US Seller, the “Sellers”).

Pursuant to the Equity Purchase Agreement, FreightCar North America acquired from Sellers 50% of the outstanding equity interests (the “Seller Interests”) of FCA-Fasemex, LLC, a Delaware limited liability company (the “US JV”), FCA-Fasemex, S. de R.L. de C.V., an entity organized under the laws of Mexico (“Production JV”), and FCA-Fasemex Enterprise, S. de R.L. de C.V., an entity organized under the laws of Mexico (“ Services JV,” and, collectively, with the Production JV and the US JV, the “ JV Companies”). The JV Companies collectively represented the Company’s joint venture with the Sellers to manufacture railcars in Castaños, Mexico, which was formed in September 2019. Prior to the execution of the Equity Purchase Agreement, FreightCar North America owned a 50% interest in each of the JV Companies and, as a result of the acquisition of the Seller Interests, the JV Companies are now wholly-owned by FreightCar North America. The consideration for the Seller Interests included $172,500 in cash and the issuance of an aggregate of 2,257,234 shares of the Company’s common stock, par value $0.01 per share (the “EPA Shares”), to the Sellers. In addition, the Company and certain of its subsidiaries entered into several ancillary agreements as discussed in the Company’s Form 8-K filed on October 19, 2020. The Equity Purchase Agreement contains certain customary representations, warranties, indemnities and covenants, including a non-competition covenant from the Sellers and their affiliates until the later of three years after closing and such time that the Sellers cease to beneficially own, in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock.

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In tandem with the Equity Purchase Agreement, the Company entered into an investor rights agreement (the “Investor Rights Agreement”) and a royalty agreement (the “Royalty Agreement”) with the Sellers, and Fasemex Mexico entered into an amended and restated lease agreement (the “Lease Agreement”) with Production JV. Each of the Equity Purchase Agreement, the Investor Rights Agreement, the Lease Agreement and the Royalty Agreement was filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to the Company’s Form 8-K filed on October 19, 2020.

New Term Loan Credit Agreement

On October 13, 2020, the Company entered into a Credit Agreement (the “Term Loan Credit Agreement”) by and among the Company, as guarantor, FreightCar North America (together with the Company and certain other subsidiary guarantors, collectively, the “Loan Parties”), CO Finance LVS VI LLC, as lender (the “Lender”), a corporate credit fund for which Pacific Investment Management Company serves as investment manager, and U.S. Bank National Association, as disbursing agent and collateral agent (“Agent”). Pursuant to the Term Loan Credit Agreement, the Lender extended a term loan credit facility in the principal amount of $40.0 million, consisting of a single term loan to be funded upon the satisfaction of certain conditions precedent set forth in the Term Loan Credit Agreement, including stockholder approval of the issuance of the common stock underlying the Warrant described below (the funding date of such term loan, the “Closing Date”). The Term Loan Credit Agreement has a term ending five years following the Closing Date. The commitment of the Lender to fund the term loan will terminate if the Closing Date has not occurred by December 31, 2020. The term loan outstanding under the Term Loan Credit Agreement will bear interest, at FreightCar North America’s option and subject to the provisions of the Term Loan Credit Agreement, at the Base Rate (as defined in the Term Loan Credit Agreement) or Eurodollar Rate (as defined in the Term Loan Credit Agreement) plus the Applicable Margin for each such interest rate set forth in the Term Loan Credit Agreement. The Term Loan Credit Agreement has both affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and investments. The Term Loan Credit Agreement also provides for customary events of default. Pursuant to the terms and conditions set forth in the Term Loan Credit Agreement and the related loan documents, each of the Loan Parties granted to Agent a continuing lien upon all of such Loan Parties’ assets to secure the obligations of the Loan Parties under the Term Loan Credit Agreement. The Term Loan Credit Agreement was filed as Exhibit 10.5 to the Company’s Form 8-K filed on October 19, 2020.

In connection with the Term Loan Credit Agreement, the Company entered into a warrant acquisition agreement dated as of October 13, 2020 (the “Warrant Agreement”) with the Lender. Pursuant to the Warrant Agreement, the Company agreed to issue a warrant (the “Warrant”) to purchase a number of shares of the Company’s common stock, par value $0.01 per share, equal to an aggregate of 23% of the Company’s outstanding common stock on a fully-diluted basis at the time the Warrant is exercised, after giving effect to such issuance of common stock. The funding of the term loan under the Term Loan Credit Agreement and the issuance of the common stock issuable upon exercise of the Warrant are both conditioned upon stockholder approval of the issuance of the Warrant Shares at the Special Meeting. The Warrant will be exercisable for a term of ten years from the date of the issuance of the Warrant.

Pursuant to the Warrant Agreement, for so long as the holder of the Warrant (the “Warrantholder”) or any of its affiliates hold (a) at least 50% of the Warrant or (b) at least 50% of the common stock issuable pursuant to the exercise of the Warrant, the Warrantholder shall be entitled to designate for nomination to the Board a director to the Board and a non-voting observer. The director nominee initially designated by the Warrantholder (the “the Warrantholder Director”) will be provided in writing by the Warrantholder prior to the Closing Date, and if the issuance of the common stock issuable upon exercise of the Warrant is approved by our stockholders, the Board intends to appoint him or her to serve as a Class III director promptly following such approval and in connection with the issuance of the common stock issuable upon exercise of the Warrant.

In connection with the Warrant Agreement, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the Warrantholder as of the Closing Date. Pursuant to the Registration Rights Agreement will provide that the Warrantholder may deliver to the Company a written notice (a “Demand”) requiring the Company as soon as reasonably practicable after receiving the Demand, but not more than sixty calendar days following the receipt of the Demand, to file a registration statement (the “Demand Registration Statement”) with respect to all or a portion of the Company’s common stock issuable upon exercise of the Warrant (referred herein as “Registrable Securities”) with the Securities and Exchange Commission (the “SEC”). The Company will use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the date on which the Warrantholder consummates the sale of all of the Registrable Shares registered for resale under the Demand Registration Statement or such earlier date on which all Registrable Shares held by the Warrantholder (or any of its affiliates) are freely tradeable in a single transaction pursuant to Rule 144. In certain circumstances, and as described in the Registration Rights Agreement, the Warrantholder (or any of its affiliates) will have (i) piggyback registration rights with respect to the Registrable Securities and (ii) the right to request that the Company initiate an Underwritten Offering (as defined in the Registration Rights Agreement) of Registrable Securities.

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Each of the Warrant Agreement, the form of Warrant and the form of Registration Rights Agreement was filed as Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8, respectively, to the Company’s Form 8-K filed on October 19, 2020.

As described in more detail below, in accordance with the applicable rules and regulations of the Nasdaq Global Market (“Nasdaq”), the Company is calling the Special Meeting to consider and vote upon the proposal below. The Special Meeting described in the Proxy Statement is scheduled to be held on _____, 2020, and we are providing these proxy materials to you in connection with the Special Meeting.

What are our voting recommendations?

Our board of directors recommends that you vote your shares:

“FOR” the approval of the issuance of the Warrant Shares issuable upon exercise of the Warrant, and as discussed below under “Proposal 1 – Approval of the Issuance of the Warrant Shares Issuable Upon Exercise of the Warrant.”

Why did the Company Approve the Term Loan Agreement and the Warrant?

The Board unanimously approved the Term Loan Agreement and the issuance of the common stock issuable upon exercise of the Warrant pursuant to the Warrant Agreement in order to secure necessary capital (i) to purchase machinery and equipment for the Mexico Facility, (ii) to pay transaction costs and expenses incurred in the execution of the strategic plan to reposition its manufacturing and (iii) to increase its liquidity to support other general corporate purposes of the Company and its subsidiaries. The Term Loan Agreement and the issuance of the common stock issuable upon exercise of the Warrant are each integral to the Company’s ability to secure necessary financing and enact its overall repositioning plans. By moving forward with its repositioning plan and shifting operations to Mexico, the Company will be significantly better positioned to increase stockholder value.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, _____, 2020 (the “Record Date”), are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on the Record Date at the Special Meeting and any postponements or adjournments of the Special Meeting. Each outstanding share of common stock entitles its holder to cast one vote, without cumulation, on each matter to be voted on.

What constitutes a quorum?

For business to be conducted at the Special Meeting, a quorum must be present. If a majority of the shares outstanding on the record date are present at the Special Meeting, either in person or by proxy, we will have a quorum at the Special Meeting permitting the conduct of business at the Special Meeting. As of the Record Date, we had ______ shares of common stock outstanding and entitled to vote. Any shares represented by proxies that abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum.

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How do I vote?

If you are a stockholder of record, there are four ways to vote:

1.	Via the Internet (at the Special Meeting): You may vote via the Internet at the Special Meeting by attending the live meeting at www.meetingcenter.io/232416354 and entering the 16-digit control number included on the Notice, Proxy Card or voting instruction form previously distributed and the password “RAIL2020” where indicated. Those without a control number may attend the Special Meeting as guests by logging into the same virtual meeting platform and following the instructions. However, stockholders attending as guests will not be able to vote.

2.	Via the Internet (prior to the Special Meeting): You may vote by proxy via the Internet prior to the Special Meeting by following the instructions included on the Proxy Card.

3.	By Telephone: You may vote by proxy by calling the toll-free number found on the Proxy Card. To vote by telephone, you will need the special code number included in the Notice or on the Proxy Card.

4.	By Mail: You may vote by proxy by filling out the Proxy Card and returning it in the envelope provided.

As permitted by Securities and Exchange Commission (“SEC”) rules, we provide our materials in connection with the Special Meeting pursuant to the full set delivery option. Under the full set delivery option, a company delivers all proxy materials to its stockholders. The approximate date on which the Proxy Statement and the Proxy Card are intended to be first sent or given to our stockholders is ______, 2020. This delivery can be by mail, or if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to its stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice, this Proxy Statement and the Proxy Card. These materials are available free of charge on our website at www.railproxy.info.

If you vote by proxy, the individuals named on the Proxy Card as proxy holders will vote your shares in the manner you indicate. If you do not indicate your instructions, your shares will be voted:

●	“FOR” the approval of the issuance of the Warrant Shares issuable upon exercise of the Warrant, and as discussed below under “Proposal 1 – Approval of the Issuance of the Warrant Shares Issuable Upon Exercise of the Warrant.”

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll-free at (877) 869-0171.

Can I revoke my proxy or change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke your proxy or change your vote at any time before the proxy is voted at the Special Meeting by delivering to our Vice President, Chief Financial Officer, Treasurer and Corporate Secretary a written notice of revocation or a properly submitted proxy bearing a later date, or by attending the Special Meeting and voting at the meeting. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you vote at the Special Meeting.

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What vote is required to approve each matter that comes before the Special Meeting?

The approval of the issuance of 23% of our outstanding common stock on a fully-diluted basis at the time the Warrant is exercised (after giving effect to such issuance), as required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) for certain private issuances of more than 20% of our outstanding common stock requires the affirmative vote of a majority of the votes represented at the meeting in person or by proxy. Broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval. Abstentions and broker non-votes will have the effect of a vote against the issuance of 23% of our outstanding common stock on a fully-diluted basis at the time the Warrant is exercised (after giving effect to such issuance), as required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) for certain private issuances of more than 20% of our outstanding common stock.

What will be the consequences if the proposal is not approved?

If the proposal to authorize the issuance of the common stock issuable upon the Warrantholder’s exercise of the Warrant is not approved, then the Warrant cannot be issued to the Warrantholder. In addition, because the issuance of the Warrant is a condition to the funding of the Term Loan under the Term Loan Credit Agreement, if the proposal is not approved then the Lender will not fund the Term Loan, which is critical to the Company’s ongoing manufacturing repositioning. In such event, the Company will need to seek alternative sources of financing to replace the term loan. There can be no assurance that any alternative sources of financing will be available to the Company at favorable rates and duration or at all. In this regard, before pursuing the contemplated transactions with the Lender and its affiliates, the Company engaged in a months-long process with outside advisors to advise it with respect to strategic alternatives and financing options. Based in part on the advice received and recommendations generated from this process, the Company has determined that the successful consummation of the transactions with the Lender and its affiliates (including the Term Loan and the issuance of the Warrant) is critical to the Company’s ability to execute its manufacturing and operational strategy as currently planned and is superior to all available alternatives for the Company and its stockholders.

What is the impact on my holdings of Company common stock if the Warrantholder or any of its affiliates exercises the Warrant?

If the proposal is approved, the Warrant Shares will be issued pursuant to the terms of the Warrant Agreement and the Warrant as summarized in this Proxy Statement at the time the Warrantholder chooses to exercise the Warrant. The issuance of common stock issuable upon exercise of the Warrant would result in an increase in the number of shares of the Company’s common stock outstanding and dilution of current equity ownership of the Company held by our existing stockholders. Such stockholders would have reduced voting power of the Company and have less ability to influence corporate decisions requiring stockholder approval. Dilution of equity interests would reduce such stockholders’ interests in the Company’s future earnings and could also cause prevailing market prices for our common stock to decline.

Because the timing and price may vary at which shares of Company common stock may be issued under the Warrant and because the number of shares to be issued is dependent upon number of shares of Company common stock then outstanding, the exact magnitude of the dilutive effect of the issuance of the Warrant Shares cannot be determined. However, the dilutive effect may be material to current stockholders of the Company.

Who will bear the costs of soliciting votes for the meeting?

Certain directors, officers and employees, who will not receive any additional compensation for such activities, may solicit proxies by personal interview, mail, telephone or electronic communication. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. We will bear all costs of solicitation, including a base fee of $10,000 and reasonable out-of-pocket expenses to be paid to the proxy solicitation firm of Okapi Partners LLC.

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PROPOSAL TO BE VOTED ON

Proposal 1 – Approval of the Issuance of the Warrant Shares Issuable Upon Exercise of the Warrant

The following discussion of the Repositioning Transactions (defined below) is only a summary of the transactions and documents involved. This summary is subject to the more detailed disclosure set forth in the Company’s previously filed Current Reports on Form 8-K filed on October 13, 2020 and October 19, 2020, and the exhibits thereto.

Background and Overview

Under the Company’s previously disclosed “Back-to-Basics” multi-year plan, the Company has taken significant costs out of its business, while at the same time making significant investments in our products. However, as a result of the continuing deep downturn in the railcar industry, which has been magnified by the COVID-19 pandemic, the Company in September 2020 made the difficult decision to close its Alabama Facility by around the end of 2020, and to consolidate all of the Company’s production in the Mexico Facility. As part of this decision, and as disclosed on October 19, 2020, the Company took the additional step acquiring its partners’ 50% investment in the joint venture that operates the Mexico Facility. In the process of executing their manufacturing repositioning strategy, the Company and its subsidiaries pursued a number of supporting transactions, including transactions with third party financing providers (collectively, the “Repositioning Transactions”), which are described in the following paragraphs. The Company believes these steps will enhance its financial flexibility, simplify its existing corporate structure and facilitate a more seamless shift of its manufacturing operations to Mexico.

The Repositioning Transactions include a pending $40 million term loan that the Lender has committed to provide to the Company subject to the satisfaction of certain conditions, including obtaining the approval of our stockholders to issue 23% of our outstanding common stock on a fully-diluted basis at the time the Warrant is exercised (after giving effect such issuance). Obtaining the Term Loan from the Lender is critical to the Company’s ability to continue to execute its manufacturing and operational strategy as currently planned, and we cannot obtain the loan unless our stockholders approve Proposal 1 of this Proxy Statement.

Joint Venture for Mexico-Based Railcar Production

In early October, the Mexico Facility completed its AAR certification audits and is awaiting certification to allow it to begin shipping railcars from the facility, which is expected before the end of 2020. The Mexico Facility produced its first railcar in September 2020 and is expected to be fully operational in early 2021. As the Mexico Facility moved closer to shipping its first railcars, the Company, through its wholly owned subsidiary, FreightCar North America entered into the Equity Purchase Agreement with the Sellers. Pursuant to the Equity Purchase Agreement, FreightCar North America acquired from Sellers 50% of the Seller Interests of the JV Companies. The JV Companies collectively represent the Company’s joint venture with the Sellers to manufacture railcars in Castaños, Mexico, which was formed in September 2019. Prior to the execution of the Equity Purchase Agreement, FreightCar North America owned a 50% interest in each of the JV Companies and, as a result of the acquisition of the Seller Interests, the JV Companies are now wholly-owned by FreightCar North America.

The consideration for the Seller Interests included $172,500 in cash and the issuance of the EPA Shares to the Sellers. In addition, the Company and certain of its subsidiaries entered into several ancillary agreements as discussed in the Company’s Form 8-K, filed on October 19, 2020. The Equity Purchase Agreement contains certain customary representations, warranties, indemnities and covenants, including a non-competition covenant from the Sellers and their affiliates until the later of three years after closing and such time that the Sellers cease to beneficially own, in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock.

The Company entered the Investor Rights Agreement, the Royalty Agreement with the Sellers, and Fasemex Mexico entered into the Lease Agreement with Production JV as a part of the acquisition.

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Early Termination of Alabama Facility Lease

On October 8, 2020, the Company and FreightCar Alabama, entered into the Lease Amendment with the Landlord, in connection with the Original Lease, relating to the Alabama Facility. The Lease Amendment was entered into in connection with the upcoming closure of the Alabama Facility, which was previously disclosed in the Company’s Form 8-K filed on September 10, 2020. The Lease Amendment amends the Original Lease to shorten its term by amending the expiration date from December 31, 2026 to February 28, 2021, with a single one-month extension of the new February 28, 2021 expiration date at the option of FreightCar Alabama, and provides FreightCar Alabama with the option to store railcars and other rolling stock from the end of the term through June 30, 2021 at no additional rent or other costs. In addition, the Landlord has agreed in the Lease Amendment to waive the base rent payable under the Original Lease for the months of October 2020 through February 2021. As consideration for the Landlord’s entry into the Lease Amendment and the aforementioned rent waiver, the Company and FreightCar Alabama agreed to sell and transfer Facility related assets to the Landlord.

New Asset-Backed Loan Facility

Also, on October 8, 2020, the Company entered into the Siena Loan Agreement by and among the Loan Parties and Siena. Pursuant to the Siena Loan Agreement, Siena provided an asset backed credit facility, in the maximum aggregate principal amount of up to $20.0 million, consisting of revolving loans. The Siena Loan Agreement replaced the Company’s prior revolving credit facility under the Credit and Security Agreement dated as of April 12, 2019, among the Company and certain of its subsidiaries, as borrowers and guarantors, and BMO Harris Bank N.A., as lender, as amended from time to time, which was terminated effective October 8, 2020 and otherwise would have matured on April 12, 2024. The Siena Loan Agreement has a term ending on October 8, 2023. Revolving loans outstanding thereunder bear interest, subject to the provisions of the Siena Loan Agreement, at Base Rate (as defined in the Siena Loan Agreement) plus 3.00% per annum. The Siena Loan Agreement provides for a revolving credit facility with maximum availability of $20.0 million, subject to borrowing base requirements set forth in the Siena Loan Agreement, which generally limit availability under the revolving credit facility to (a) 85% of the value of eligible accounts and (b) up to the lesser of (i) 50% of the lower of cost or market value of eligible inventory and (ii) 85% of the net orderly liquidation value of eligible inventory, and as reduced by reserves established by Siena from time to time in accordance with the Siena Loan Agreement. The Siena Loan Agreement contains affirmative and negative covenants, including, without limitation, limitations on future indebtedness, liens and investments. The Siena Loan Agreement also provides for customary events of default. Pursuant to the terms and conditions set forth in the Siena Loan Agreement, each of the Loan Parties granted Siena a continuing lien upon certain assets of the Loan Parties to secure the obligations of the Loan Parties under the Siena Loan Agreement.

The following discussions of the Warrant Agreement and the form of Warrant are only summaries and are subject to the full text of the Warrant Agreement and the form of Warrant filed as Exhibit 10.6 and Exhibit 10.7, respectively, to the Company’s Form 8-K filed on October 19, 2020.

Term Loan Credit Agreement and Warrant

On October 13, 2020, the Company entered into the Term Loan Credit Agreement by and among the Loan Parties, the Lender, and Agent. Pursuant to the Term Loan Credit Agreement, the Lender extended a term loan credit facility in the principal amount of $40.0 million, consisting of a single term loan to be funded upon the satisfaction of certain conditions precedent set forth in the Term Loan Credit Agreement, including stockholder approval of the issuance of the common stock issuable upon exercise of the Warrant described below. The Term Loan Credit Agreement has a term ending five years following the Closing Date. The commitment of the Lender to fund the Term Loan will terminate if the Closing Date has not occurred by December 31, 2020. The Term Loan will bear interest, at FreightCar North America’s option and subject to the provisions of the Term Loan Credit Agreement, at Base Rate (as defined in the Term Loan Credit Agreement) or Eurodollar Rate (as defined in the Term Loan Credit Agreement) plus the Applicable Margin for each such interest rate set forth in the Term Loan Credit Agreement. The Term Loan Credit Agreement has both affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and investments. The Term Loan Credit Agreement also provides for customary events of default. Pursuant to the terms and conditions set forth in the Term Loan Credit Agreement and the related loan documents, each of the Loan Parties granted to Agent a continuing lien upon all of such Loan Parties’ assets to secure the obligations of the Loan Parties under the Term Loan Credit Agreement.

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In connection with the Term Loan Credit Agreement, the Company entered into the Warrant Agreement with the Lender. Pursuant to the Warrant Agreement, the Company agreed to issue the Warrant to purchase a number of shares of the Company’s common stock, par value $0.01 per share, equal to an aggregate of 23% of the Company’s issued and outstanding common stock on a fully-diluted basis at the time the Warrant is exercised (after giving effect to such issuance). The funding of the term loan under the Term Loan Credit Agreement and the issuance of the common stock issuable upon exercise of the Warrant are both subject to stockholder approval at this Special Meeting. The Warrant will be exercisable for a term of ten years from the date of the issuance of the Warrant.

Pursuant to the Warrant Agreement, for so long as the Warrantholder or its affiliates hold (a) at least 50% of the Warrant or (b) at least 50% of the shares issuable pursuant to the exercise of the Warrant, the Warrantholder shall be entitled to designate for nomination to the Board a director to the Board and a non-voting observer. The initial Warrantholder Director will be designated in writing by the Warrantholder prior to the Closing Date, and if the issuance of the common stock issuable upon exercise of the Warrant is approved by our stockholders, the Board intends to appoint him or her to serve as a Class III director promptly following such approval and in connection with the issuance of the common stock issuable upon exercise of the Warrant.

In connection with the Warrant Agreement, the Company agreed to enter into the Registration Rights Agreement with the Lender. The Registration Rights Agreement will provide that the Warrantholder may deliver to the Company a Demand requiring the Company as soon as reasonably practicable after receiving the Demand, but not more than sixty calendar days following the receipt of the Demand, to a Demand Registration Statement with respect to all or a portion of the Registrable Securities with the SEC. The Company will use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the date on which the Warrantholder consummates the sale of all of the Registrable Shares registered for resale under the Demand Registration Statement or such earlier date on which all Registrable Shares held by the Warrantholder (or any of its affiliates) are freely tradeable in a single transaction pursuant to Rule 144. In certain circumstances, and as described in the Registration Rights Agreement, the Warrantholder (or any of its affiliates) will have (i) piggyback registration rights with respect to the Registrable Securities and (ii) the right to request that the Company initiate an Underwritten Offering (as defined in the Registration Rights Agreement) of Registrable Securities.

The terms of the Siena Loan Agreement, the Lease Amendment, the Term Loan Credit Agreement, the Warrant Agreement, the Warrant and other related documents (the “Transaction Documents”) were approved by the Board on October 1, 2020. The Board determined that entering into the Transaction Documents was advisable and in the best interests of our stockholders for a number of reasons, including the need to raise funds to achieve our strategic milestones, including, but not limited to, the shifting operations to the Mexico Facility, and for corporate and general working capital purposes.

The issuance of the shares of common stock upon partial or full exercise of the Warrant is subject to the approval of this proposal. Pursuant to the Warrant Agreement, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), we are required to use our best efforts to file a preliminary proxy statement with the SEC no later than 30 days after the date of the Warrant Agreement, for the purposes of obtaining stockholder approval and to use our best efforts to hold a meeting of stockholders at the earliest practical date, but in no event later than 90 days after the date of the Warrant Agreement. If we are unsuccessful in obtaining the required votes for the approval of the issuance of the common stock issuable upon exercise of the Warrant, we are required by the terms of the Warrant Agreement to use our best efforts to call another meeting of the stockholders within three months of the first meeting of stockholders held for such purpose.

Description of the Warrant

The Warrant is exercisable at a price of $0.01 per share (the “Exercise Price”), subject to adjustment, for a number of shares of the Company’s common stock, par value $0.01 per share, equal to (a) 23.0% of the Company’s common stock deemed outstanding on the date of any exercise of the Warrant less (b) the aggregate number of shares of the Company’s common stock previously issued from time to time as a result of any partial exercise of the Warrant in accordance with the terms set forth in the Warrant. For purposes of determining the number of shares of the Company’s common stock “deemed outstanding,” the number includes (a) the number of shares of common stock actually outstanding at such time, plus (b) the number of shares of common stock issuable upon exercise of options actually outstanding at such time, plus (c) the number of shares of common stock reserved for issuance under any equity incentive plan approved by the Board at such time, regardless of whether the shares of common stock are actually subject to outstanding options or convertible securities, plus (d) the number of shares of common stock issuable upon conversion or exchange of convertible securities actually outstanding at such time (treating as actually outstanding any Convertible Securities (as defined in the Warrant Agreement) issuable upon exercise of options actually outstanding at such time), in each case, regardless of whether the options or Convertible Securities are actually exercisable at such time, plus (e) the number of shares of common stock that may be issued pursuant to any contract, agreement or arrangement of the Company in effect at such time, including without limitation shares of common stock to be issued in connection with any acquisition, joint venture, commercial relationship or the acquisition or license by the Company of the securities, businesses, property or other assets of another person or entity or pursuant to any employee benefit plan assumed by the Company in connection with any such acquisition.

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The Warrant is exercisable for ten years from the date of the Warrant and may be exercised in whole or in part at any time during such period. If the fair market value of the common stock, as determined in accordance with the Warrant, is greater than the Exercise Price, the Warrantholder may elect to receive shares of the Company’s common stock equal to the value (as determined below) of the Warrant (or the portion thereof being canceled). The value is determined using the following formula:

X = Y (A-B)

A

Where X = the number of shares of FreightCar common stock to be issued to the Warrantholder:

Y =	the number of shares of FreightCar common stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value (as determined in accordance with the terms of the Warrant) of one share of FreightCar common stock purchasable under the Warrant (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

The number of shares of FreightCar common stock issuable upon full or partial exercise of the Warrant is subject to adjustment in the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in part value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company, (iv) sale of all or substantially all of the Company’s assets or (v) other similar transaction, in each case which entitles the holders to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for FreightCar common stock. The Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of shares of FreightCar common stock issuable pursuant to the Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor resulting from such transaction to which the holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the holder had exercised the Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of shares of FreightCar common stock then issuable thereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of the Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the holder) shall be made with respect to the holder’s rights under the Warrant to insure that the provisions of the Warrant shall thereafter be applicable, as nearly as possible, to any shares of stock, securities or assets thereafter acquirable upon exercise of the Warrant.

Reasons for Seeking Stockholder Approval

The Company’s common stock is listed on Nasdaq, and, as such, the Company is subject to the applicable rules of the Nasdaq Stock Market LLC, or NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to company with the NASDAQ Listing Rules and to satisfy conditions under the Warrant Agreement, the Company is seeking stockholder approval of this Proposal No. 1. Certain sections of NASDAQ Listing Rule 5635 are generally described below:

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•	NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

•	NASDAQ Listing Rule 5635(d) requires stockholder approval in connection with the issuance of common stock or securities convertible into or exercisable for common stock equal to 20% or more of the voting power outstanding before the issuance of the common stock or securities.

We are seeking stockholder approval of this Proposal No. 1 in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the terms of the CO Warrant Agreement and common stock issuable thereunder by exercise of the Warrant.

Assuming the full exercise of the Warrant for shares of our common stock, such securities in the hands of the holders would represent 23% of the outstanding shares of our common stock on a fully-diluted basis at the time the Warrant is exercised, after giving effect to such issuance.

Our board of directors recommends that you vote “FOR” the approval of the issuance of the Warrant Shares issuable upon exercise of the Warrant.

Consequences of Failure to Approve the Proposal

If the proposal to authorize the issuance of the shares issuable upon exercise of the Warrant is not approved, then the Warrant cannot be issued. In addition, because the issuance of the commons stock issuable upon exercise of the Warrant is a condition to the funding of the term loan under the Term Loan Credit Agreement, if the proposal is not approved then the Lender will not fund the term loan. In such event, the Company will need to seek alternative sources of financing to replace the term loan. There can be no assurance that any alternative sources of financing will be available to the Company at favorable rates and duration or at all. In this regard, before pursuing the contemplated transactions with the Lender and its affiliates, the Company engaged in a months-long process with outside advisors to advise it with respect to strategic alternatives and financing options. Based in part on advice received and recommendations generated from this process, the Company has determined that the successful consummation of the transactions with the Lender and its affiliates (including the Term Loan and the issuance of the Warrant) is critical to the Company’s ability to execute its manufacturing and operational strategy as currently planned and is superior to all available alternatives for the Company and its stockholders.

Potential Effect of the Approval of the Proposal

If the stockholders approve the proposal, the Warrant Shares will be issued pursuant to the terms of the Warrant Agreement and the Warrant as summarized above at the time the Warrantholder chooses to exercise the Warrant. The issuance of common stock issuable upon exercise of the Warrant would result in an increase in the number of shares of the Company’s common stock outstanding and dilution of current equity ownership of the Company held by stockholders. Such stockholders would have reduced voting power of the Company and have less ability to influence corporate decisions requiring stockholder approval. Dilution of equity interests would reduce such stockholders’ interests in the Company’s future earnings and could also cause prevailing market prices for our common stock to decline.

Because the timing and price may vary at which shares of Company common stock may be issued under the Warrant and because the number of shares to be issued is dependent upon number of shares of Company common stock then outstanding, the exact magnitude of the dilutive effect of the issuance of the Warrant Shares cannot be determined. However, the dilutive effect may be material to current stockholders of the Company.

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STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October ___, 2020 (except as indicated below) by:

●	all persons known by us to own beneficially 5% or more of our outstanding common stock;

●	each of our directors and director nominees;

●	each of the NEOs listed in the “Executive Compensation—Summary Compensation Table” section of this proxy statement; and

●	all of our directors, director nominees and executive officers as a group.

Unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares of common stock beneficially owned by such stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Approximate Percent of Class(1)
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746	923,707	(2)	7.28%

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS:
Elizabeth K. Arnold	66,841		*
James D. Cirar	101,812		*
William D. Gehl	105,950		*
Malcolm F. Moore	82,908		*
Andrew B. Schmitt	124,473		*
James R. Meyer	582,891	(3)	3.75%
Christopher J. Eppel	139,523		*
W. Matthew Tonn	105,361		*
Jesus Salvador Gil Benavides	956,616	(4)	6.16%
All directors, director nominees and executive officers as a group (9 persons)	2,266,375		14.59%

*			= less than 1%

[1]	“Beneficial ownership” means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of October __, 2020 are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 15,535,079 shares of our common stock outstanding as of October __, 2020.

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[2]	Based on information in the Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 12, 2020. The Schedule 13G/A discloses that Dimensional Fund Advisors LP furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, as amended, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively, referred to as the “Dimensional Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Dimensional Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries may possess voting or investment power over the shares and may be deemed to be the beneficial owner of the shares held by the Dimensional Funds. The Schedule 13G/A discloses that the Dimensional Funds have sole voting power with respect to 875,966 shares and sole dispositive power with respect to 923,707 shares.

[3]	The figure shown includes 350,000 performance-based stock options featuring a vesting schedule whereby the stock options will vest if the average closing price per share of the Company's stock over the previous 90 calendar days (the "Threshold Stock Price") exceeds the closing price per share of the Company's stock on July 31, 2017 (the "July Reference Stock Price") as follows: 34% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $5.00; another 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $10.00; and the remaining 33% of the stock options will vest if the Threshold Stock Price exceeds the July Reference Stock Price by $15.00. Such stock price appreciation goals can be achieved at any point during the options' ten-year contractual term.

[4]	The figure shown includes 640,603 shares owned by Fabricaciones y Servicios de México, S.A. de C.V., a corporation in which Jesus Salvador Gil Benavides owns 33% of the equity interests, and therefore is deemed to have voting and dispositive power over 33% of the shares held by such entity. Fabricaciones y Servicios de México, S.A. de C.V., which is owned by Jesus Salvador Gil Benavides, Alejandro Gil and Salvador Gil, owns a total of 1,941,221 shares of common stock of the Company. The principal address for Fabricaciones y Servicios de México, S.A. de C.V. is Carretera 57 Km 178 Castaños Coahuila, 25780 Mexico. This figure also includes 316,013 shares owned by Agben de Mexico, S.A. de C.V., a corporation in which Jesus Salavdor Gil Benavides owns 99% of the equity interests, and therefore is deemed to have voting and dispositive power over the securities held by such entity. The principal address for Agben de Mexico, S.A. de C.V. is Carretera 57 Km 178 Int B Castaños Coahuila, 25780 Mexico.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under its charter, our audit committee is responsible for the review and approval of “related-person transactions” involving the Company or its subsidiaries and related persons. As defined under the SEC’s rules, a “related person” is a director, executive officer, nominee for director or 5% or more stockholder of the Company, and their immediate family members. Any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets as of the last two fiscal year ends and a related person has a direct or indirect material interest must be reported in our filings with the SEC pursuant to its rules.

In connection with the Warrant Agreement described above, prior to the Closing Date, the Warrantholder will designate, in writing, the Warrantholder Director for appointment to the Board as a Class III director promptly following stockholder approval and in connection with the issuance of the Warrant. Because the Warrantholder Director will join our Board following stockholder approval and in connection with the issuance of the Warrant, the Warrantholder Director did not participate as a director of the Company in discussions of, or vote with respect to, matters related to the Warrant that were approved by our Board, including our Board vote recommending stockholder approval of the issuance of stock under the Warrant.

On or before October 26, 2020, Mr. Jesus Gil will be appointed to our Board as a Class II director pursuant to the Investor Rights Agreement, which was entered into in connection with the Equity Purchase Agreement, effective as of October 16, 2020. Pursuant to the Equity Purchase Agreement, the Sellers, one of which being Fasemex Mexico, received the EPA Shares and $172,500 as purchase consideration. As a result of the Fasemex Transaction, Fasemex Mexico and one other entity that is co-owned by Mr. Gil received an aggregate of 2,257,234 shares of the Company’s common stock. Additionally, pursuant to the Investor Rights Agreement, Mr. Gil will be retained as the Vice President of Operations of FreightCar America, effective on October 19, 2020. The details of Mr. Gil’s employment are described in greater detail in the Company’s Form 8-K filed on October 19, 2020. Because Mr. Gil will join our Board after the execution of the Transaction Documents, he will not participate as a director or executive officer of the Company in discussions of, or vote with respect to, matters related to the Warrant that were approved by our Board, including our Board vote recommending stockholder approval of the issuance of stock under the Warrant.

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2021 ANNUAL MEETING OF STOCKHOLDERS

We expect that our 2021 annual meeting of stockholders will be held within 30 days of May 14, 2021, which will be the first anniversary of the 2020 annual meeting of stockholders. Subject to certain exceptions set forth in our by-laws, proposals of stockholders intended for inclusion in the proxy statement for our 2021 annual meeting of stockholders must be received by our Secretary at our principal executive offices (currently at 125 South Wacker Drive, Suite 1500, Chicago, Illinois 60606) by December 4, 2020. If a stockholder intends to present a proposal at the 2021 annual meeting of stockholders, but not to have such proposal included in our proxy statement relating to that meeting, such proposal must be received by our Secretary not earlier than January 14, 2021 and not later than February 14, 2021. Such proposals must contain specific information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be “householding” our proxy materials. As indicated in the Notice previously provided by these brokers to stockholders, a single Notice or proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the Notice or proxy statement at their address and would like to request “householding” of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Computershare Investor Services, P.O. Box 43078, Providence, Rhode Island 02940.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors
FreightCar America, Inc.

/s/ Christopher J. Eppel

CHRISTOPHER J. EPPEL
Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

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FREIGHTCAR AMERICA, INC.

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2020 Special Meeting Proxy Card

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Proxy — FreightCar America, Inc.

2020 SPECIAL MEETING OF STOCKHOLDERS [ ], 2020

[ ] A.M. local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREIGHTCAR AMERICA, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2020 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned hereby appoints Christopher J. Eppel as proxy with full power of substitution to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of FreightCar America, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held virtually at [ ] a.m. local time on [ ], 2020, and at any postponement(s) or adjournment(s) thereof and, in such proxies' discretion, to vote upon such other business as may properly come before the meeting, and at any postponement(s) or adjournment(s) thereof, as set forth in the related Notice of Special Meeting and Proxy Statement, the receipt of which is hereby acknowledged. The undersigned hereby revokes all prior proxies given by the undersigned to vote at said meeting and any adjournment(s) or postponement(s) thereof. This proxy **card is valid only when signed and dated.**

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ISSUANCE OF 23% OF OUR OUTSTANDING COMMON STOCK ON A FULLY-DILUTED BASIS AT THE TIME THE WARRANT IS EXERCISED (AFTER GIVING EFFECT TO SUCH ISSUANCE), AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND 5635(D) FOR CERTAIN PRIVATE ISSUANCES OF MORE THAN 20% OF OUR OUTSTANDING COMMON STOCK.

(Continued and to be dated and signed on the reverse side.)

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